SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2006

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STRATEGY INTERNATIONAL INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
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STATE OF TEXAS (State or Other Jurisdiction of Incorporation)	333-106637 (Commission File Number)	16-1644353 (I.R.S. Employer Identification No.)

200 Yorkland Blvd., Suite 710, Toronto, Ontario, M2J5C1, Canada (Address of Principal Executive Offices)

(416) 496-9988
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 3, 2006, Strategy International Insurance Group, Inc. (the “Company”) and certain of its affiliates entered into a settlement and release agreement (the “Settlement Agreement”) dated as of September 22, 2006 with various entities affiliated with Shell Vacations, Inc., GVEC Resource Inc. and certain hedge funds relating to the Shell Vacations projects in Waikiki, Hawaii, Napa, California and Whistler, British Columbia (collectively the “Parties”). Pursuant to the Settlement Agreement, the Company transferred its interests in the Shell Vacations projects in exchange for a cash payment in the amount of $3,625,000, the mutual release of the Parties from any further obligations with respect to the Shell Vacations projects and the dismissal of all litigation among the Parties which relate to the Shell Vacations projects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2006

STRATEGY INTERNATIONAL INSURANCE GROUP, INC.
(Registrant)

By:	/s/ Louis E. Lettieri
Name: Louis E. Lettieri
Title: Chief Financial Officer